UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 14, 2023
(Date of earliest event reported)

Farmers & Merchants Bancorp
(Exact name of registrant as specified in its charter)

Delaware	000-26099	94-3327828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Pine Street, Lodi, California 95240
(Address of principal executive offices)       (Zip Code)

(209) 367-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Farmers & Merchants Bancorp (OTCQX: FMCB) today communicated that Jay J. Colombini, Executive Vice President and Chief Credit Officer, has announced his intention to retire effective June 30, 2023.

The Chief Credit Officer position will be filled by John Weubbe, currently the Bank’s Senior Vice President and Sacramento Market Manager.  Mr. Weubbe will assume the Chief Credit Officer’s role April 1, 2023 and work closely with Jay Colombini until June 30th to ensure a seamless transition.

Kent A. Steinwert, Chairman, President and C.E.O. commented, “Jay has served in a variety of roles over his 30 years with the Bank and has been instrumental in our growth and profitability.  His contributions to our Ag banking efforts and his mentoring of many young officers have been key contributors to the Bank’s success.  Since assuming the Chief Credit Officer position at the end of 2021, Jay has been extremely successful in balancing our exceptional credit quality while supporting responsible loan growth.  After a 30-year career at F&M and 37 years in the industry, Jay sees an opportunity to expand his family farming operations and will dedicate his energy to that endeavor.  We wish him the very best in the future.

While Jay will be missed, John Weubbe is a seasoned banker with strong leadership skills, and he has demonstrated the ability to successfully manage complex credit portfolios.  Mr. Weubbe brings to this new position over 30 years of industry credit administration experience, including 6 years at Farmers & Merchants Bank of Central California.  John grew up in Elk Grove, California and attended UC Davis where he graduated with honors.  He subsequently attended Cornell University in New York, where he received his MBA.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS & MERCHANTS BANCORP

	By	/s/ Stephen W. Haley
Date: February 14, 2023		Stephen W. Haley
Executive Vice President
& Chief Financial Officer